Exhibits 10.43











                                SOUTHERN COMPANY
                                CHANGE IN CONTROL
                        BENEFIT PLAN DETERMINATION POLICY




















                              Troutman Sanders LLP
                        Bank of America Plaza, Suite 5200
                           600 Peachtree Street, N.E.
                             Atlanta, Georgia 30308





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                                SOUTHERN COMPANY
                                CHANGE IN CONTROL
                              BENEFIT PLANS POLICY


                   ARTICLE I - PURPOSE AND ADOPTION OF POLICY

     1.1 Adoption of Policy. Southern Company Services, Inc. hereby adopts this Southern Company Change in Control Benefit Plan Determination Policy, effective July 10, 2000

         1.2 Purpose. The Policy is designed to govern the determination of a Change in Control of Southern and/or the Employing Companies, and the benefits to be provided to employees of Southern and the Employing Companies under certain employee benefit plans.



                            ARTICLE II - DEFINITIONS

     2.1 "Administrative Committee" shall mean the Vice President of Human Resources of Southern Company, Director of System Compensation and Benefits and the Comptroller of Southern Company.

         2.2 "Beneficial Ownership" shall mean beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

         2.3 "Business Combination" shall mean a reorganization, merger or consolidation of Southern Company or sale or other disposition of all or substantially all of the assets of Southern Company.

         2.4 "Change in Control" shall mean a Southern Change in Control and/or a Subsidiary Change in Control, as applicable.

     2.5 "Common Stock" shall mean the common stock of Southern Company.

     2.6 "Company" shall mean Southern Company Services, Inc., its successors and assigns.


         2.7 "Consummation" shall mean the completion of the final act necessary to complete a transaction as a matter of law, including, but not limited to, any required approvals by the corporation's shareholders and board of directors, the transfer of legal and beneficial title to securities or assets and the final approval of the transaction by any applicable domestic or foreign governments or agencies.

         2.8 "Control" shall mean, in the case of a corporation, Beneficial Ownership of more than 50% of the combined voting power of the corporation's Voting Securities, or in the case of any other entity, Beneficial Ownership of more than 50% of such entity's voting equity interests.

         2.9 "Employee Benefit Plan(s)" shall mean, collectively, the Southern Company Performance Stock Plan, the Southern Company Executive Stock Plan, the Southern Company Performance Pay Plan (Shareholder Approved), the Southern Company Performance Pay Plan, the Southern Company Executive Productivity Improvement Plan, and the Southern Company Performance Dividend Plan, the Southern Company Supplemental Benefit Plan, the Southern Company Supplemental Executive Retirement Plan and the Southern Company Deferred Compensation Plan, as may be amended from time to time in accordance with their terms.

         2.10 "Employing Company" shall mean the Company, or any other corporation or other entity Controlled by Southern Company, which has adopted the Change in Control Program, and any successor of any of them. With respect to a Change in Control of Southern Energy, Inc. ("SEI"), employees of Southern Energy Resources, Inc. shall be deemed to be employed by SEI for purposes of being covered under this Policy.

     2.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.12 "Group" shall have the meaning set forth in Section 14(d) of the Exchange Act.


         2.13 "Incumbent Board" shall mean those individuals who constitute the Southern Board as of October 19, 1998, plus any individual who shall become a director subsequent to such date whose election or nomination for election by Southern Company's shareholders was approved by a vote of at least 75% of the directors then comprising the Incumbent Board. Notwithstanding the foregoing, no individual who shall become a director of the Southern Board subsequent to October 19, 1998, whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Regulations promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Southern Board shall be a member of the Incumbent Board.

         2.14 "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

         2.15 "Plan Termination" shall mean the termination of an Employee Benefit Plan by Southern Company or an Employing Company following a Southern Change in Control unless an equitable arrangement (embodied in an ongoing substitute or replacement plan) has been made with respect to the Employee Benefit Plan in connection with the Change in Control. For purposes of this Policy, an ongoing substitute or alternative plan shall be considered an "equitable arrangement" if a nationally recognized compensation consulting firm chosen by the Administrative Committee opines in writing that the post-Change in Control plan is an equitable substitute or replacement of the Employee Benefit Plan.

     2.16 "Preliminary Change in Control" shall mean the occurrence of any of the following as determined by the Southern Committee.

     (1) Southern Company or an Employing Company has entered into a written agreement, such as, but not limited to, a letter of intent, which, if Consummated, would result in a Southern Change in Control or a Subsidiary Change in Control, as the case may be;

     (2) Southern Company, an Employing Company or any Person publicly announces an intention to take or to consider taking actions which, if Consummated, would result in a Southern Change of Control or a Subsidiary Change in Control under circumstances where the Consummation of the announced action or intended action is legally and financially possible;

     (3) Any Person achieves the Beneficial Ownership of fifteen percent (15%) or more of the Common Stock; or

                  (4) The Southern Board or the board of directors of an Employing Company has declared that a Preliminary Change of Control has occurred.

     2.17  "Southern  Board"  shall  mean the  board of  directors  of  Southern
Company.

     2.18 "Southern Change in Control" shall mean any of the following:


                  (a) The Consummation of an acquisition by any Person of Beneficial Ownership of 20% or more of Southern Company's Voting Securities; provided, however, that for purposes of this subsection
         (a), the following acquisitions of Southern Company's Voting Securities shall not constitute a Change in Control:

               (i) any acquisition directly from Southern Company;

               (ii) any acquisition by Southern Company;

               (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation controlled by Southern Company;

               (iv) any acquisition by a qualified pension plan or publicly held mutual fund;

               (v) any acquisition by an employee of Southern Company or its subsidiary of affiliate, or Group composed exclusively of such employees; or

               (vi)  any  Business   Combination   which  would  not   otherwise
          constitute a Change in Control  because of the  application of clauses
          (i), (ii) and (iii) of this Section;

                  (b) A change in the composition of the Southern Board whereby individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Southern Board; or

               (c) Consummation of a Business Combination, unless, following such Business Combination, all of the following three conditions are met:

                           (i) all or substantially all of the individuals and
                  entities who held Beneficial Ownership, respectively, of Southern Company's Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 65% or more of the combined voting power of the Voting Securities of the corporation surviving or resulting from such Business Combination, (including, without limitation, a corporation which as a result of such transaction holds Beneficial Ownership of all or substantially all of Southern Company's Voting Securities or all or substantially all of Southern Company's assets) (such surviving or resulting corporation to be referred to as "Surviving Company"), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Southern Company's Voting Securities;

                           (ii) no Person (excluding any corporation resulting
                  from such Business Combination, any qualified pension plan, publicly held mutual fund, Group composed exclusively of Employees or employee benefit plan (or related trust) of Southern Company, its subsidiaries or Surviving Company) holds Beneficial Ownership, directly or indirectly, of 20% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such ownership existed prior to the Business Combination; and

                           (iii) at least a majority of the members of the board
                  of directors of Surviving Company were members of the Incumbent Board at the earlier of the date of execution of the initial agreement, or of the action of the Southern Board, providing for such Business Combination.

               2.19 "Southern Committee" shall mean the committee comprised of the Chairman of the Southern Board, Chief Financial Officer of Southern Company, General Counsel of Southern Company and the Chairman of the Administrative Committee.

               2.20 "Southern Company" shall mean The Southern Company, its successors and assigns.


               2.21 "Southern Termination" shall mean the following:

                  (a) The Consummation of a reorganization, merger or consolidation of Southern Company under circumstances where either (i) Southern Company is not the surviving corporation or (ii) Southern Company's Voting Securities are no longer publicly traded;

               (b) The Consummation of a sale or other disposition of all or substantially all of Southern Company's assets; or

                  (c) The Consummation of an acquisition by any Person of Beneficial Ownership of all of Southern Company's Voting Securities such that Southern Company's Voting Securities are no longer publicly traded.

          2.22    "Subsidiary Change in Control"  shall mean the following:


                  (a) The Consummation of an acquisition by any Person of Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities of an Employing Company; provided, however, that for purposes of this Subsection 2.22, any acquisition by an employee of Southern Company or its subsidiary of affiliate, or Group composed entirely of such employees, any qualified pension plan, publicly held mutual fund or any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation Controlled by Southern Company shall not constitute a Change in Control;

                  (b) Consummation of a reorganization, merger or consolidation of an Employing Company (an "Employing Company Business Combination"), in each case, unless, following such Employing Company Business Combination, Southern Company Controls the corporation surviving or resulting from such Employing Company Business Combination, or

                  (c) Consummation of the sale or other disposition of all or substantially all of the assets of an Employing Company to an entity which Southern Company does not Control.

Notwithstanding the foregoing, in no event shall "Subsidiary Change in Control" mean an initial public offering or a spin-off of an Employing Company.

         2.23 "Subsidiary Employee" shall mean an Employee of an Employing Company which has undergone a Subsidiary Change in Control whose employment is not immediately transferred to another Employing Company upon such Subsidiary Change in Control.

         2.24 "Surviving Company" shall mean the corporation which either survives or results from any reorganization, merger or consolidation of which Southern Company is a party under circumstances where Southern Company does not survive.

               2.25   "Trust"   shall  mean  the   Southern   Company   Deferred
          Compensation Trust.


         2.26 "Voting Securities" shall mean the outstanding voting securities of a corporation entitling the holder thereof to vote generally in the election of such corporation's directors.


                        ARTICLE III - POOLING ACCOUNTING

         Notwithstanding anything to the contrary herein, if, but for any provision of this Policy, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting), such provision or provisions of this Policy which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall automatically be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Policy, Pooling Accounting would be required for such Change in Control transaction and Pooling Accounting is in fact used for such Change in Control transaction.


        ARTICLE IV - PERFORMANCE STOCK PLAN CHANGE IN CONTROL PROVISIONS

         4.1 Application. The provisions of this Article IV apply to benefits payable under the Southern Company Performance Stock Plan (the "PSP") and the Southern Company Executive Stock Plan ("ESP"), notwithstanding any provision in the PSP or ESP to the contrary. The meaning of capitalized terms not defined herein are determined under the PSP and ESP.

    4.2 Subsidiary Change in Control. In the event of a Subsidiary Change in Control:


                  (a) Any Options and Stock Appreciation Rights held by a Subsidiary Employee which are outstanding as of the date such Subsidiary Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Subsidiary Employee holding a Stock Appreciation Right who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable unless it shall have been outstanding for at least six months as of the date such Subsidiary Change in Control is determined to have occurred.

                  (b) The restrictions and deferral limitations applicable to any Restricted Stock held by a Subsidiary Employee shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

                  (c) The restrictions and deferral limitations and other conditions applicable to any other Awards held by Subsidiary Employees shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

         4.3      Southern Termination. In the event of a Southern Termination:
                  --------------------

                  (a) Any Options and Stock Appreciation Rights which are outstanding as of the date such Southern Termination is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable at such time if such actions would result in liability to the Participant under Section 16(b), provided further, that any such actions not taken as a result of the rules under Section 16(b) shall be effected as of the first date that such activity would no longer result in liability under such section.

                  (b) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

                  (c) The restrictions and deferral limitations and other conditions applicable to any other Awards under the PSP or ESP shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

                  (d) Any Options, Stock Appreciation Rights or Restricted Stock which are outstanding as of the date such Southern Termination is determined to have occurred, shall be converted into or replaced by options, stock appreciation rights or restricted stock, as the case may be, in the Surviving Company, or the corporation which has acquired all of Southern Company's Common Stock or assets. In the event of such conversion or replacement, the terms of the replacement options or stock appreciation rights shall preserve with respect to each Option and each SAR the spread between the Fair Market Value of the shares subject to the Options or SARs and the Option Price or Base Value, as the case may be, as determined immediately prior to the Southern Termination. Similarly, the terms of replacement restricted stock shall preserve the Fair Market Value of each share of Restricted Stock as determined immediately prior to the Southern Termination. No replacement option, stock appreciation right or share of restricted stock received shall be subject to any terms which are less favorable than those which existed with respect to the original Option, SAR or share of Restricted Stock immediately prior to the Southern Termination.

                  (e) In the event that it is not possible to effect the conversion set forth in Section 4.3(d) hereof, any and all outstanding Options, Stock Appreciation Rights and Restricted Stock as of the date of the Southern Termination which are not so converted shall be terminated and the affected Participants shall receive within thirty
         (30) days of the Southern Termination cash equal to the difference between the Option Price and Fair Market Value, in the case of Options, the Base Value and Fair Market Value, in the case of SARs and equal to the Fair Market Value, in the case of Restricted Stock. For purposes of this Section 4.3(e), Fair Market Value shall be determined as of the day prior to the date of the Southern Termination.


             ARTICLE V - PERFORMANCE PAY PLAN (SHAREHOLDER APPROVED)
                          CHANGE IN CONTROL PROVISIONS

         5.1 Application. The provisions of this Article V apply to benefits payable under the Southern Company Performance Pay Plan (Shareholder Approved) (the "Executive PPP"), notwithstanding any provision in the Executive PPP to the contrary. The meaning of capitalized terms not defined herein are determined under the Executive PPP.

         5.2 Southern Change in Control. In the event of a Southern Change in Control, if there is no Plan Termination with respect to the Executive PPP, payout of Incentive Pay Awards to Participants for the Performance Period in which the Southern Change in Control shall have occurred shall be the greater of actual or target performance under the Executive PPP.

         5.3 Plan Termination. In the event of a Plan Termination with respect to the Executive PPP within two (2) years following a Southern Change in Control, each Participant who is an Employee on the date of such Plan Termination shall be entitled to receive within thirty (30) days of the Plan Termination, cash in an amount equal to a pro-rated payout of his Incentive Pay Award under the Executive PPP for the Performance Period in which the Plan Termination shall have occurred, at the greater of target or actual performance under the Executive PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Plan Termination.

         5.4 Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Change in Control whose employment is not transferred upon such Subsidiary Change in Control to another Business Unit shall be entitled to receive within thirty (30) days of the Subsidiary Change in Control, cash in an amount equal to a prorated payout of his Incentive Pay Award under the Executive PPP for the Performance Period in which the Subsidiary Change in Control shall have occurred, at the greater of actual or target performance under the Executive PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Subsidiary Change in Control.

         5.5 Southern Termination. In the event of a Southern Termination, each Participant on the date of such Southern Termination shall be entitled to receive within thirty (30) days of the Southern Termination, cash in an amount equal to a prorated payout of his Incentive Pay Award under the Executive PPP for the Performance Period in which the Southern Termination shall have occurred, at the greater of actual or target performance under the Executive PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Southern Termination. The Executive PPP shall terminate immediately following the payments provided for in this
Section 5.5.

         5.6 Pro rata Calculation. For purposes of calculating any pro rata Incentive Pay Awards under this Article V, a month shall not be considered if the determining event occurs on or before the 14th day of the month, and a month shall be considered if the determining event occurs on or after the 15th day of the month.


         ARTICLE VI - PERFORMANCE PAY PLAN CHANGE IN CONTROL PROVISIONS

         6.1 Application. The provisions of this Article VI apply to benefits payable under the Southern Company Performance Pay Plan (the "PPP"), notwithstanding any provision in the PPP to the contrary. The meaning of capitalized terms not defined herein are determined under the PPP.

         6.2 Southern Change in Control. In the event of a Southern Change in Control, if there is no Plan Termination with respect to the PPP, payout of Incentive Pay Awards to Participants for the Performance Period in which the Southern Change in Control shall have occurred shall be the greater of actual or target performance under the PPP.

         6.3 Plan Termination. In the event of a Plan Termination with respect to the PPP within two (2) years following a Southern Change in Control, each Participant who is an Employee on the date of such Plan Termination shall be entitled to receive within thirty (30) days of the Plan Termination, cash in an amount equal to a pro-rated payout of his Incentive Pay Award under the PPP for the Performance Period in which the Plan Termination shall have occurred, at the greater of target or actual performance under the PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Plan Termination.

         6.4 Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Change in Control whose employment is not transferred upon such Subsidiary Change in Control to another Business Unit shall be entitled to receive within thirty (30) days of the Subsidiary Change in Control, cash in an amount equal to a prorated payout of his Incentive Pay Award under the PPP for the Performance Period in which the Subsidiary Change in Control shall have occurred, at the greater of actual or target performance under the PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Subsidiary Change in Control.

         6.5 Southern Termination. In the event of a Southern Termination, each Participant on the date of such Southern Termination shall be entitled to receive within thirty (30) days of the Southern Termination, cash in an amount equal to a prorated payout of his Incentive Pay Award under the PPP for the Performance Period in which the Southern Termination shall have occurred, at the greater of actual or target performance under the PPP and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Southern Termination. The PPP shall terminate immediately following the payments provided for in this Section 6.5.

         6.6 Pro rata Calculation. For purposes of calculating any pro rata Incentive Pay Awards under this Article VI, a month shall not be considered if the determining event occurs on or before the 14th day of the month, and a month shall be considered if the determining event occurs on or after the 15th day of the month.


              ARTICLE VII - EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN
                          CHANGE IN CONTROL PROVISIONS

         7.1 Application. The provisions of this Article VII apply to benefits payable under the Southern Company Executive Productivity Improvement Plan (the "Executive PIP"), notwithstanding any provision in the Executive PIP to the contrary. The meaning of capitalized terms not defined herein are determined under the Executive PIP.

         7.2 Southern Change in Control. In the event of a Plan Termination with respect to the Executive PIP within the two (2) year period following a Southern Change in Control, each Participant who is an Executive Employee on the date of the Plan Termination shall be entitled to receive within thirty (30) days of the Plan Termination, cash in an amount equal to his Award Opportunity or Award Units, as the case may be, for the Computation Period in which the Plan Termination shall have occurred, at a target Value of Performance Unit of $1.00, prorated for each Computation Period by the number of months which have passed since the beginning of the Computation Period until the date of the Plan Termination.

         7.3 Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Change in Control whose employment is not transferred upon such Subsidiary Change in Control to another Employing Company shall be entitled to receive within thirty (30) days of the Subsidiary Change in Control, cash in an amount equal to his Award Opportunity, or Award Units, as the case may be, for the Computation Period in which the Subsidiary Change in Control shall have occurred, at a target Value of Performance Unit of $1.00, prorated for each Computation Period by the number of months which have passed since the beginning of the Computation Period until the date of the Subsidiary Change in Control.

         7.4 Southern Termination. In the event of a Southern Termination, if the Executive PIP or an equitable replacement thereto remains effective on December 31st of the Plan Year in which the Southern Change in Control shall have occurred, the Executive PIP or Replacement Plan shall operate with respect to the Performance Period then ended in accordance with its terms, but in no event shall the Value of Performance Unit under the Plan or similar factor under a replacement plan for such Performance Period be less than $1.00 or target performance, respectively.


                    ARTICLE VIII - PERFORMANCE DIVIDEND PLAN
                          CHANGE IN CONTROL PROVISIONS

         8.1 Application. The provisions of this Article VIII apply to benefits payable under the Southern Company Performance Dividend Plan (the "PDP"), notwithstanding any provision in the PDP to the contrary. The meaning of capitalized terms not defined herein are determined under the PDP.

         8.2 Southern Change in Control. In the event of a Plan Termination with respect to the PDP within two (2) years following a Southern Change in Control, each Participant who is an employee of his Employing Company on the date of such Plan Termination shall be entitled to receive within thirty (30) days of the Plan Termination, cash for each Award held as of such date, based on actual performance under Section 4.1 of the PDP determined as of the date of the Plan Termination, and the Annual Dividend declared prior to the date of the Plan Termination.

         8.3 Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Change in Control whose employment is not transferred upon such Subsidiary Change in Control to another Employing Company shall be entitled to receive within thirty (30) days of the Subsidiary Change in Control, cash for each Award held as of such date, based on actual performance under Section 4.1 of the PDP determined as of the date on which the Subsidiary Change in Control shall have occurred, and the Annual Dividend declared prior to the date of the Subsidiary Change in Control.

         8.4 Southern Termination. In the event of a Southern Termination, each Participant who is an employee of his Employing Company on the date of such Southern Termination shall be entitled to receive within thirty (30) days of the Southern Termination, cash for each Award held as of such date, based on actual performance under Section 4.1 of the PDP determined as of the date on which the Southern Termination shall have occurred, and the Annual Dividend declared prior to the date of the Southern Termination.


                     ARTICLE IX - SUPPLEMENTAL BENEFIT PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         9.1 Application. The provisions of this Article IX apply to benefits payable under The Southern Company Supplemental Benefit Plan (the "SBP"), notwithstanding any provision in the SBP to the contrary. The meaning of capitalized terms not defined herein are determined under the SBP.

         9.2 General. Notwithstanding any other terms of the SBP to the contrary, upon a Southern Change in Control or a Subsidiary Change in Control, the provisions of this Article IX shall become operative and apply to the calculation and payment of benefits under the SBP with respect to any Subsidiary Employee who is a Participant on such date.

         9.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of the Employing Companies' obligations under the SBP. In the event of a Preliminary Change in Control of Southern Company, all Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the Pension Benefit and Non-Pension Benefit payable under the SBP, the Pension Benefit to be determined under Section 9.5 hereof, in accordance with the procedures set forth in Section 9.4 hereof. In the event of a Preliminary Change in Control of an Employing Company, such Employing Company shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the Pension Benefit and Non-Pension Benefit payable to its Subsidiary Employees under the SBP, the Pension Benefit to be determined under Section 9.6 hereof, in accordance with the procedures set forth in Section
9.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control of Southern Company or an Employing Company. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SBP, are unsecured contractual claims of the Participant against his Employing Company.

         9.4 Calculation of Trust Contribution. As soon as practicable following either a Preliminary Change in Control of Southern Company or of an Employing Company, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Administrative Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article IX. In the event of a dispute after a Change in Control over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the affected Employing Companies and the Trustee. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         9.5 Pension Benefit Upon Southern Change in Control. On the date of a Southern Change in Control, the Pension Benefit of each Participant who is an Employee of an Employing Company and who has a non-forfeitable right to Retirement Income under the Pension Plan, will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each Participant, who is an Employee of an Employing Company, will be entitled to receive the amount of his Pension Benefit based on such Participant's Earnings and Accredited Service as of the date of a Southern Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum, upon termination of employment or retirement. Any benefits accrued under the SBP subsequent to the date of a Southern Change in Control will be calculated and distributed pursuant to the terms of the SBP, without regard to this Article IX.

         9.6 Pension Benefit Upon Subsidiary Change in Control. On the date of a Subsidiary Change in Control of an Employing Company, the Pension Benefit of each Participant who is an Employee of such Employing Company and who has a non-forfeitable right to Retirement Income under the Pension Plan, will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each Participant, who is an Employee of such Employing Company, will be entitled to receive the amount of his Pension Benefit based on such Participant's Earnings and Accredited Service as of the date of a Subsidiary Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum, upon termination of employment or retirement. Any benefits accrued under the SBP subsequent to the date of a Subsidiary Change in Control will be calculated and distributed pursuant to the terms of the SBP, without regard to this Article IX.

         9.7 Non-Pension Benefit Distribution Election upon Change in Control. In the event of a Southern Change in Control or a Subsidiary Change in Control, notwithstanding anything to the contrary in the SBP, upon termination or retirement from employment, that Non-Pension Benefit of a Participant who was an Employee of an Employing Company affected by such a Change in Control shall be paid out in a lump sum if such Participant makes an election pursuant to procedures established by the Administrative Committee in its sole and absolute discretion. If no such election is made, the Participant shall receive payment of his Account solely in accordance with Article V of the SBP.


               ARTICLE X - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         10.1 Application. The provisions of this Article X apply to benefits payable under The Southern Company Supplemental Executive Retirement Plan (the "SERP"), notwithstanding any provision in the SERP to the contrary. The meaning of capitalized terms not defined herein are determined under the SERP.

         10.2 General. Notwithstanding any other terms of the SERP to the contrary, upon a Southern Change in Control or a Subsidiary Change in Control, the provisions of this Article X shall become operative and apply to the calculation and payment of benefits under the SERP with respect to any Subsidiary Employee who is a Participant on such date.

         10.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of the Employing Companies' obligations under the SERP. In the event of a Preliminary Change in Control of Southern Company, all Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the SERP, as determined under
Section 10.5 hereof, in accordance with the procedures set forth in Section 10.4 hereof. In the event of a Preliminary Change in Control of an Employing Company, such Employing Company shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable to its Subsidiary Employees under the SERP, as determined under Section 10.6 hereof, in accordance with the procedures set forth in Section 10.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control of Southern Company or an Employing Company. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SERP, are unsecured contractual claims of the Participant against his Employing Company.

         10.4 Calculation of Trust Contribution. As soon as practicable following either a Preliminary Change in Control of Southern Company or of an Employing Company, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Administrative Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article X. In the event of a dispute after a Change in Control over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the affected Employing Companies and the Trustee. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         10.5 SERP Benefit Upon Southern Change in Control. On the date of a Southern Change in Control, the SERP Benefit of each Participant, who is an Employee of an Employing Company and who has a non-forfeitable right to Retirement Income under the Pension Plan, will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each such Participant, who is an Employee of an Employing Company, will be entitled to receive the amount of his SERP Benefit based on such Participant's Earnings and Accredited Service as of the date of a Southern Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum, upon termination of employment or retirement. Any benefits accrued under the SERP subsequent to the date of a Southern Change in Control will be calculated and distributed pursuant to the terms of the SERP, without regard to this
Article X.

         10.6 SERP Benefit Upon Subsidiary Change in Control. On the date of a Subsidiary Change in Control of an Employing Company, the SERP Benefit of each Participant, who is an Employee of such Employing Company and who has a non-forfeitable right to Retirement Income under the Pension Plan, will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each such Participant, who is an Employee of such Employing Company, will be entitled to receive the amount of his SERP Benefit based on such Participant's Earnings and Accredited Service as of the date of a Subsidiary Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum, upon termination of employment or retirement. Any benefits accrued under the SERP subsequent to the date of a Subsidiary Change in Control will be calculated and distributed pursuant to the terms of the SERP, without regard to this Article X.


                     ARTICLE XI - DEFERRED COMPENSATION PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         11.1 Application. The provisions of this Article XI apply to benefits payable under the Southern Company Deferred Compensation Plan (the "DCP"), notwithstanding any provision in the DCP to the contrary. The meaning of capitalized terms not defined herein are determined under the DCP.

         11.2 Notwithstanding any other terms of the DCP to the contrary, following a Southern Change in Control or a Subsidiary Change in Control, the provisions of this Article XI shall apply to the payment of benefits under the DCP with respect to any Subsidiary Employee who is a Participant on such date.

         11.3 The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of the Employing Companies' obligations under the DCP. In the event of a Preliminary Change in Control of Southern, all Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the DCP in accordance with the procedures set forth in Section 11.4 hereof. In the event of a Preliminary Change in Control of an Employing Company, such Employing Company shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable to its Subsidiary Employees under the DCP in accordance with the procedures set forth in Section 11.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control of Southern or an Employing Company in accordance with the terms of the Trust. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the DCP, are unsecured contractual claims of the Participant against his Employing Company.

         11.4 As soon as practicable following either a Preliminary Change in Control of Southern or of an Employing Company, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article XI. In the event of a dispute over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the Employing Company and the Trustee. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         11.5 In the event of a Southern Change in Control or a Subsidiary Change in Control, notwithstanding anything to the contrary in the DCP, upon termination or retirement from employment, the Account of a Participant who was an Employee of an Employing Company affected by such a Change in Control shall be paid out in a lump sum if such Participant makes an election pursuant to procedures established by the Committee in its sole and absolute discretion. If no such election is made, the Participant shall receive payment of his Account solely in accordance with Article VII of the DCP.


                          ARTICLE XII - ADMINISTRATION

         12.1 Administrative Committee. The committee designated as administrator of each of the Employee Benefit Plans shall be responsible for the general administration of this Policy as it relates to such committee's respective Employee Benefit Plan.


                          ARTICLE XIII - MISCELLANEOUS

         13.1 Amendment and Termination. This Policy may be amended or terminated at any time by the board of directors of Southern Company Services, Inc. (or its successors and assigns, if applicable), provided, however, the Policy may not be amended in any material respect or terminated within the two
(2) year period following a Change in Control nor shall any amendment or termination impair the rights of any Participant in the Employee Benefit Plans which have accrued hereunder prior to any such amendment or termination.

         13.2 Additional Rights. Nothing in the Policy shall interfere with or limit in any way the right of the Employing Companies to terminate any employee's employment at any time, or confer upon any employee any right to continue in the employ of the Employing Companies.

         IN WITNESS WHEREOF, this Southern Company Change in Control Benefit Plan Determination Policy has been executed by duly authorized officers of Southern Company Services, Inc. pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ______ day of
________________________, 2000.



                              SOUTHERN COMPANY SERVICES, INC.



___________________By:________________________________________
     Christopher C. Womack
     Senior Vice President, Human Resources



ATTEST:



By: _________________________________________

Its: _________________________________________